UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-10589

                          OPPENHEIMER REAL ESTATE FUND
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
           TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                         Date of fiscal year end: APRIL

                    Date of reporting period: APRIL 30, 2006



ITEM 1.  REPORTS TO STOCKHOLDERS.

TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

TOP TEN COMMON STOCK HOLDINGS
--------------------------------------------------------------------------------
ProLogis                                                                    6.7%
--------------------------------------------------------------------------------
Simon Property Group, Inc.                                                  6.5
--------------------------------------------------------------------------------
Archstone-Smith Trust                                                       5.2
--------------------------------------------------------------------------------
SL Green Realty Corp.                                                       5.0
--------------------------------------------------------------------------------
Vornado Realty Trust                                                        5.0
--------------------------------------------------------------------------------
Kimco Realty Corp.                                                          4.7
--------------------------------------------------------------------------------
Avalonbay Communities, Inc.                                                 4.3
--------------------------------------------------------------------------------
Public Storage, Inc.                                                        4.1
--------------------------------------------------------------------------------
Boston Properties, Inc.                                                     4.0
--------------------------------------------------------------------------------
Equity Residential                                                          4.0

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2006, and are based on net assets.

--------------------------------------------------------------------------------

SECTOR ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Stocks                     97.9%
Cash Equivalents            2.1

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2006, and are based on the total market value of investments.

--------------------------------------------------------------------------------


                        11 | OPPENHEIMER REAL ESTATE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED APRIL 30, 2006, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. We are very pleased with the Fund's return and our ability to produce a greater return than the FTSE NAREIT Equity Index, our primary benchmark for the reporting period. We attribute the Fund's strong relative performance to our investments in the office, apartment, hotel and industrial sectors.

      The Fund's best performing area was the office sector, where we primarily focused on companies in the New York, Washington D.C. and Southern California areas. SL Green Realty Corp., an office company with properties in midtown Manhattan that are close to major transit hubs, such as Grand Central Station, posted especially strong returns. The Washington D.C. area also boasts some of the country's most desirable office space, benefiting from strong employment growth associated with heightened national security policies. The Fund benefited from its holding in Boston Properties, Inc., which has done particularly well in D.C.'s central business district as well as a handful of other areas, including New York, Boston and San Francisco.

      The Fund also benefited from Kilroy Realty Corp., which has well-located assets in the greater Los Angeles area. Kilroy Realty also encompasses the San Diego area, a popular spot for biotechnology and pharmaceutical companies. The Fund also had a fairly large position in BioMed Realty Trust, Inc., which owns and operates lab space in buildings that are rented to biotechnology and pharmaceutical firms.

      Within the apartment sector, we concentrated the Fund's investments in the Mid-Atlantic area (New York to Washington D.C.) as well as coastal California, where the affordability of homes was limited and demand for apartment properties was high. Avalonbay Communities, Inc., performed well for the Fund with a bi-coastal strategy targeting young urban professionals and empty nesters. Archstone-Smith Trust also gained value for the Fund.

      We would like to note that Simon Property Group, Inc., the largest shopping mall owner in the U.S. and the Fund's second largest holding, reported strong gains during the reporting period. In fact, the company produced a better return than that of the overall return of the index for the past 12-month period. Simon Property Group, Inc., owns, develops and manages about 280 properties, primarily regional malls and community shopping centers, in 40 states. While we generally reduced the Fund's exposure to this sector down to a couple of names based on our belief that other sectors of the market offered better opportunities, the lion's share of our exposure in the retail sector was Simon Property Group, Inc., which helped boost the sector and the Fund's overall return.


                        12 | OPPENHEIMER REAL ESTATE FUND

Only a handful of names detracted from the Fund's performance, including a regional mall company and a self-storage company.

      As of the end of the reporting period, we continue to favor holdings in the hotel, industrial and apartment sectors. Conversely, we are finding fewer investment opportunities within community shopping centers and the health care area. The hotel sector has benefited from a major recovery period over the past several years by being able to raise occupancies, and, more importantly, room rates. The Fund benefited greatly from several hotel companies whose success lies in their ability to purchase and better position existing luxury hotels.

      We are also overweight in the industrial market because we think the amount of goods that are imported and exported out of this country will require a great deal of industrial space. In our view, the industrial companies in which we are invested are well positioned to take advantage of this growing demand.

      In closing, we'd like to address the fact that there has been considerable market speculation of potentially higher levels of inflation due to rising energy prices that have obviously impacted the way companies are conducting their businesses. We would like to remind shareholders that, historically speaking, the growth rate of dividend yields in the REIT market has outpaced the growth of inflation by about 2%. While past performance is no guarantee of future returns, this might be an opportune time for investors to consider initiating or increasing a REIT component in their overall portfolio as a hedge against inflation.

      We also think it's important for the individual investor to understand that we view any short-term periods of volatility as "market noise" rather than the true underlying fundamentals that drive the real estate market. As always, we are long-term investors and remain focused on finding what we believe are excellent investment opportunities in the REIT market over the three-to-five year time horizon.

      COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until April 30, 2006. In the case of Class A shares, performance is measured from the inception of the Class A shares on March 4, 2002. In the case of Class B, Class C, Class N and Class Y shares, performance is measured from the inception of each class on October 1, 2003. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the FTSE NAREIT Equity Index, formerly NAREIT Equity REIT Index, an index that approximates the REIT universe


                        13 | OPPENHEIMER REAL ESTATE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

with approximately 142 companies ranging in market capitalization from $10.1 million to $18.4 billion, with an aggregate market capitalization of $327.7 billion as of April 30, 2006. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, the Fund's investments are not limited to the investments in the index.


                        14 | OPPENHEIMER REAL ESTATE FUND

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer Real Estate Fund (Class A)
FTSE NAREIT Equity Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Oppenheimer Real
                     Estate Fund           FTSE NAREIT
                      (Class A)            Equity Index
                  -----------------       -------------
03/04/2002               9,425                10,000
04/30/2002               9,915                10,690
07/31/2002               9,877                10,513
10/31/2002               9,020                 9,637
01/31/2003               9,265                 9,870
04/30/2003              10,043                10,684
07/31/2003              11,639                12,196
10/31/2003              12,243                12,907
01/31/2004              13,919                14,544
04/30/2004              12,952                13,339
07/31/2004              14,302                14,757
10/31/2004              16,123                16,772
01/31/2005              16,557                16,803
04/30/2005              17,629                17,956
07/31/2005              20,740                20,905
10/31/2005              19,657                19,781
01/31/2006              22,194                22,077
04/30/2006              22,898                22,729

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 4/30/06

1-Year 22.42%  Since Inception (3/04/02) 22.06%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 3% (SINCE INCEPTION); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 20 FOR FURTHER INFORMATION.


                        15 | OPPENHEIMER REAL ESTATE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer Real Estate Fund (Class B)
FTSE NAREIT Equity Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Oppenheimer Real
                     Estate Fund           FTSE NAREIT
                      (Class B)            Equity Index
                  -----------------       -------------
10/01/2003              10,000                10,000
10/31/2003               9,992                10,181
01/31/2004              11,334                11,472
04/30/2004              10,528                10,521
07/31/2004              11,605                11,640
10/31/2004              13,054                13,229
01/31/2005              13,380                13,254
04/30/2005              14,223                14,164
07/31/2005              16,694                16,490
10/31/2005              15,801                15,603
01/31/2006              17,800                17,414
04/30/2006              18,039                17,928

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 4/30/06

1-Year 23.94%  Since Inception (10/1/03) 25.69%


                        16 | OPPENHEIMER REAL ESTATE FUND

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer Real Estate Fund (Class C)
FTSE NAREIT Equity Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Oppenheimer Real
                     Estate Fund           FTSE NAREIT
                      (Class C)            Equity Index
                   -----------------       -------------
10/01/2003              10,000                10,000
10/31/2003              10,008                10,181
01/31/2004              11,355                11,472
04/30/2004              10,543                10,521
07/31/2004              11,617                11,640
10/31/2004              13,073                13,229
01/31/2005              13,395                13,254
04/30/2005              14,241                14,164
07/31/2005              16,723                16,490
10/31/2005              15,815                15,603
01/31/2006              17,826                17,414
04/30/2006              18,365                17,928

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 4/30/06

1-Year 27.96%  Since Inception (10/1/03) 26.56%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 3% (SINCE INCEPTION); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 20 FOR FURTHER INFORMATION.


                        17 | OPPENHEIMER REAL ESTATE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS N SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer Real Estate Fund (Class N)
FTSE NAREIT Equity Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Oppenheimer Real
                     Estate Fund           FTSE NAREIT
                      (Class N)            Equity Index
                   -----------------       -------------
10/01/2003              10,000                10,000
10/31/2003               9,992                10,181
01/31/2004              11,351                11,472
04/30/2004              10,556                10,521
07/31/2004              11,654                11,640
10/31/2004              13,128                13,229
01/31/2005              13,464                13,254
04/30/2005              14,335                14,164
07/31/2005              16,850                16,490
10/31/2005              15,961                15,603
01/31/2006              18,014                17,414
04/30/2006              18,576                17,928

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 4/30/06

1-Year 28.59%  Since Inception (10/01/03) 27.12%


                        18 | OPPENHEIMER REAL ESTATE FUND

CLASS Y SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer Real Estate Fund (Class Y)
FTSE NAREIT Equity Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Oppenheimer Real
                     Estate Fund           FTSE NAREIT
                      (Class Y)            Equity Index
                   -----------------       -------------
10/01/2003              10,000                10,000
10/31/2003              10,000                10,181
01/31/2004              11,370                11,472
04/30/2004              10,590                10,521
07/31/2004              11,701                11,640
10/31/2004              13,207                13,229
01/31/2005              13,566                13,254
04/30/2005              14,463                14,164
07/31/2005              17,030                16,490
10/31/2005              16,165                15,603
01/31/2006              18,272                17,414
04/30/2006              18,869                17,928

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 4/30/06

1-Year 30.47%  Since Inception (10/01/03) 27.90%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 3% (SINCE INCEPTION); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 20 FOR FURTHER INFORMATION.


                        19 | OPPENHEIMER REAL ESTATE FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Investors should consider the Fund's investment objectives, risks, and other charges and expenses carefully before investing. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first offered on 3/4/02. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 10/1/03. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year). Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 10/1/03. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 10/1/03. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 10/1/03. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                        20 | OPPENHEIMER REAL ESTATE FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                        21 | OPPENHEIMER REAL ESTATE FUND

FUND EXPENSES
--------------------------------------------------------------------------------

the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                              BEGINNING        ENDING         EXPENSES
                              ACCOUNT          ACCOUNT        PAID DURING
                              VALUE            VALUE          6 MONTHS ENDED
                              (11/1/05)        (4/30/06)      APRIL 30, 2006
--------------------------------------------------------------------------------
Class A Actual                $1,000.00        $1,164.90      $ 8.08
--------------------------------------------------------------------------------
Class A Hypothetical           1,000.00         1,017.36        7.53
--------------------------------------------------------------------------------
Class B Actual                 1,000.00         1,160.60       12.12
--------------------------------------------------------------------------------
Class B Hypothetical           1,000.00         1,013.64       11.30
--------------------------------------------------------------------------------
Class C Actual                 1,000.00         1,161.30       12.12
--------------------------------------------------------------------------------
Class C Hypothetical           1,000.00         1,013.64       11.30
--------------------------------------------------------------------------------
Class N Actual                 1,000.00         1,163.80        9.43
--------------------------------------------------------------------------------
Class N Hypothetical           1,000.00         1,016.12        8.79
--------------------------------------------------------------------------------
Class Y Actual                 1,000.00         1,167.30        5.71
--------------------------------------------------------------------------------
Class Y Hypothetical           1,000.00         1,019.54        5.32

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended April 30, 2006 are as follows:

CLASS       EXPENSE RATIOS
--------------------------
Class A          1.50%
--------------------------
Class B          2.25
--------------------------
Class C          2.25
--------------------------
Class N          1.75
--------------------------
Class Y          1.06

The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund's Manager and Transfer Agent that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements.

--------------------------------------------------------------------------------


                        22 | OPPENHEIMER REAL ESTATE FUND

STATEMENT OF INVESTMENTS  April 30, 2006
--------------------------------------------------------------------------------

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--98.5%
--------------------------------------------------------------------------------
FINANCIALS--98.5%
--------------------------------------------------------------------------------
REAL ESTATE--98.5%
Archstone-Smith Trust                                 386,450     $  18,889,676
--------------------------------------------------------------------------------
Avalonbay
Communities, Inc.                                     145,275        15,646,118
--------------------------------------------------------------------------------
BioMed Realty
Trust, Inc.                                           281,850         7,801,608
--------------------------------------------------------------------------------
Boston Properties,
Inc.                                                  167,525        14,787,432
--------------------------------------------------------------------------------
BRE Properties,
Inc., Cl. A                                           159,500         8,593,860
--------------------------------------------------------------------------------
Camden Property
Trust                                                 105,225         7,232,114
--------------------------------------------------------------------------------
Columbia Equity
Trust, Inc.                                           103,500         1,677,735
--------------------------------------------------------------------------------
Corporate Office
Properties Trust                                       84,600         3,510,900
--------------------------------------------------------------------------------
Developers Diversified
Realty Corp.                                           94,200         5,011,440
--------------------------------------------------------------------------------
Equity Office
Properties Trust                                      417,587        13,488,060
--------------------------------------------------------------------------------
Equity Residential                                    323,682        14,523,611
--------------------------------------------------------------------------------
Federal Realty
Investment Trust                                       71,300         4,864,799
--------------------------------------------------------------------------------
First Industrial Realty
Trust, Inc.                                           201,300         7,899,012
--------------------------------------------------------------------------------
First Potomac
Realty Trust                                          152,200         4,199,198
--------------------------------------------------------------------------------
General Growth
Properties, Inc.                                      190,929         8,964,117
--------------------------------------------------------------------------------
Host Hotels &
Resorts, Inc.                                         428,200         9,000,764
--------------------------------------------------------------------------------
Innkeepers USA Trust                                  459,200         7,356,384
--------------------------------------------------------------------------------
Kilroy Realty Corp.                                    61,625         4,395,095
--------------------------------------------------------------------------------
Kimco Realty Corp.                                    464,850        17,259,881
--------------------------------------------------------------------------------
Macerich Co. (The)                                    130,400         9,547,888
--------------------------------------------------------------------------------
Mack-Cali Realty Corp.                                130,975         5,922,690
--------------------------------------------------------------------------------
NorthStar Realty
Finance Corp.                                       1,019,300        11,426,353
--------------------------------------------------------------------------------
ProLogis                                              488,016        24,508,164
--------------------------------------------------------------------------------
Public Storage, Inc.                                  195,373        15,020,276

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
REAL ESTATE Continued
Regency Centers Corp.                                 140,825     $   8,884,649
--------------------------------------------------------------------------------
Senior Housing
Properties Trust                                      339,130         5,822,862
--------------------------------------------------------------------------------
Simon Property
Group, Inc.                                           290,323        23,771,647
--------------------------------------------------------------------------------
SL Green Realty Corp.                                 185,553        18,369,747
--------------------------------------------------------------------------------
Strategic Hotel
& Resorts, Inc.                                       424,475         9,627,093
--------------------------------------------------------------------------------
Sunstone Hotel
Investors, Inc.                                       306,500         8,808,810
--------------------------------------------------------------------------------
Tanger Factory
Outlet Centers, Inc.                                  164,300         5,385,754
--------------------------------------------------------------------------------
Taubman Centers, Inc.                                  56,300         2,316,182
--------------------------------------------------------------------------------
U-Store-It Trust                                      315,000         5,758,200
--------------------------------------------------------------------------------
Ventas, Inc.                                          185,500         6,060,285
--------------------------------------------------------------------------------
Vornado Realty Trust                                  189,772        18,149,794
--------------------------------------------------------------------------------
Windrose Medical
Properties Trust                                      363,900         5,487,611
                                                                  --------------
Total Common Stocks
(Cost $303,327,523)                                                 359,969,809

                                                    PRINCIPAL
                                                       AMOUNT
--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--2.1%
--------------------------------------------------------------------------------
Undivided interest of 0.83% in joint repurchase
agreement (Principal Amount/Value $912,364,000,
with a maturity value of $912,721,343) with
UBS Warburg LLC, 4.70%, dated 4/28/06, to
be repurchased at $7,577,967 on 5/1/06,
collateralized by Federal National
Mortgage Assn., 5%, 3/1/34,
with a value of $933,734,744
(Cost $7,575,000)                                 $ 7,575,000         7,575,000

--------------------------------------------------------------------------------
TOTAL INVESTMENTS,
AT VALUE
(COST $310,902,523)                                     100.6%      367,544,809
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS
OF OTHER ASSETS                                          (0.6)       (2,107,036)
                                                 -------------------------------
NET ASSETS                                              100.0%    $ 365,437,773
                                                 ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        23 | OPPENHEIMER REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES  April 30, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments, at value (cost $310,902,523)--see accompanying
  statement of investments                                       $  367,544,809
--------------------------------------------------------------------------------
Cash                                                                     20,102
--------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                    1,611,336
Interest and dividends                                                  207,222
Other                                                                     3,827
                                                                 ---------------
Total assets                                                        369,387,296

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                 3,415,558
Shares of beneficial interest redeemed                                  346,706
Transfer and shareholder servicing agent fees                            51,450
Distribution and service plan fees                                       47,221
Shareholder communications                                               36,704
Trustees' compensation                                                    6,736
Other                                                                    45,148
                                                                 ---------------
Total liabilities                                                     3,949,523

--------------------------------------------------------------------------------
NET ASSETS                                                       $  365,437,773
                                                                 ===============

--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------
Par value of shares of beneficial interest                       $       17,280
--------------------------------------------------------------------------------
Additional paid-in capital                                          304,097,909
--------------------------------------------------------------------------------
Accumulated net investment loss                                      (1,463,179)
--------------------------------------------------------------------------------
Accumulated net realized gain on investments                          6,143,477
--------------------------------------------------------------------------------
Net unrealized appreciation on investments                           56,642,286
                                                                 ---------------
NET ASSETS                                                       $  365,437,773
                                                                 ===============


                        24 | OPPENHEIMER REAL ESTATE FUND

-------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$175,792,286 and 8,313,904 shares of beneficial interest outstanding)                $21.14
Maximum offering price per share (net asset value plus sales charge of 5.75% of
offering price)                                                                      $22.43
-------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $28,903,800
and 1,370,056 shares of beneficial interest outstanding)                             $21.10
-------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $36,119,189
and 1,711,355 shares of beneficial interest outstanding)                             $21.11
-------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $10,437,878
and 493,327 shares of beneficial interest outstanding)                               $21.16
-------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $114,184,620 and 5,390,882 shares
of beneficial interest outstanding)                                                  $21.18

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        25 | OPPENHEIMER REAL ESTATE FUND

STATEMENT OF OPERATIONS  For the Year Ended April 30, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                        $    5,638,774
--------------------------------------------------------------------------------
Interest                                                                271,743
--------------------------------------------------------------------------------
Other income                                                              1,891
                                                                 ---------------
Total investment income                                               5,912,408

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                       2,293,979
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                 260,787
Class B                                                                 222,573
Class C                                                                 234,595
Class N                                                                  34,472
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                 254,883
Class B                                                                  85,118
Class C                                                                  80,008
Class N                                                                  28,223
Class Y                                                                  13,249
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                  64,888
Class B                                                                  25,642
Class C                                                                  19,916
Class N                                                                   2,629
--------------------------------------------------------------------------------
Trustees' compensation                                                   15,917
--------------------------------------------------------------------------------
Custodian fees and expenses                                               2,135
--------------------------------------------------------------------------------
Other                                                                    87,178
                                                                 ---------------
Total expenses                                                        3,726,192
Less reduction to custodian expenses                                       (202)
Less waivers and reimbursements of expenses                            (168,493)
                                                                 ---------------
Net expenses                                                          3,557,497

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 2,354,911

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------------
Net realized gain on investments                                     11,107,762
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                 40,850,266

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $   54,312,939
                                                                 ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        26 | OPPENHEIMER REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED APRIL 30,                                                                   2006             2005
-------------------------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------------------------
Net investment income                                                         $   2,354,911    $   1,379,956
-------------------------------------------------------------------------------------------------------------
Net realized gain                                                                11,107,762        3,862,478
-------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                            40,850,266       14,950,823
                                                                              -------------------------------
Net increase in net assets resulting from operations                             54,312,939       20,193,257

-------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                          (2,035,318)        (826,774)
Class B                                                                            (257,025)        (112,413)
Class C                                                                            (266,626)         (91,800)
Class N                                                                             (99,349)         (22,345)
Class Y                                                                          (1,052,921)        (531,786)
-------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                          (3,633,305)        (503,380)
Class B                                                                            (679,545)        (120,903)
Class C                                                                            (697,680)         (94,313)
Class N                                                                            (201,212)         (17,448)
Class Y                                                                          (1,741,308)        (238,606)

-------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                          84,292,507       43,166,564
Class B                                                                          10,061,955        9,336,010
Class C                                                                          17,869,529        9,949,844
Class N                                                                           5,010,719        3,545,439
Class Y                                                                          79,177,661        2,623,977

-------------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------------
Total increase                                                                  240,061,021       86,255,323
-------------------------------------------------------------------------------------------------------------
Beginning of period                                                             125,376,752       39,121,429
                                                                              -------------------------------
End of period (including accumulated net investment loss
of $1,463,179 and $160,997, respectively)                                     $ 365,437,773    $ 125,376,752
                                                                              ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        27 | OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A         YEAR ENDED APRIL 30,                    2006          2005           2004           2003         2002 1
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $   17.07     $   12.97     $    10.34     $    10.51     $    10.00
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .22 2         .29 2          .26            .31            .08
Net realized and unrealized gain (loss)                 4.77          4.35           2.72           (.16)           .43
                                                   ---------------------------------------------------------------------
Total from investment operations                        4.99          4.64           2.98            .15            .51
------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.35)         (.36)          (.29)          (.18)            --
Distributions from net realized gain                    (.57)         (.18)          (.06)          (.14)            --
                                                   ---------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.92)         (.54)          (.35)          (.32)            --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $   21.14     $   17.07     $    12.97     $    10.34     $    10.51
                                                   =====================================================================

------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                     29.89%        36.11%         28.72%          1.58%          5.10%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $ 175,792     $  68,879     $   17,078     $    6,418     $    6,120
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $ 118,780     $  39,933     $   10,345     $    6,065     $    5,662
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                   1.13%         1.81%          3.37%          3.10%          5.26%
Total expenses                                          1.53%         1.53%          1.57%          2.34%          4.23%
Expenses after waivers and reduction
to custodian expenses                                   1.50%         1.50%          1.44%          2.09%          2.08%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   77%           92%           117%           300%            75%

1. For the period from March 4, 2002 (commencement of operations) to April 30, 2002.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        28 | OPPENHEIMER REAL ESTATE FUND

CLASS B     YEAR ENDED APRIL 30,                                                     2006           2005         2004 1
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $    17.05     $    12.94     $    12.59
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                                 .09 2          .18 2          .26
Net realized and unrealized gain                                                     4.75           4.33            .42
                                                                               -----------------------------------------
Total from investment operations                                                     4.84           4.51            .68
------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                                 (.22)          (.22)          (.27)
Distributions from net realized gain                                                 (.57)          (.18)          (.06)
                                                                               -----------------------------------------
Total dividends and/or distributions
to shareholders                                                                      (.79)          (.40)          (.33)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $    21.10     $    17.05     $    12.94
                                                                               =========================================

------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                                                  28.94%         35.10%          5.28%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                       $   28,904     $   14,423     $    3,181
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                              $   22,319     $    8,842     $    1,462
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                                                0.47%          1.11%          2.15%
Total expenses                                                                       2.54%          2.66%          2.78%
Expenses after waivers and reduction
to custodian expenses                                                                2.25%          2.25%          2.25%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                77%            92%           117%

1. For the period from October 1, 2003 (inception of offering) to April 30,
2004.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        29 | OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C     YEAR ENDED APRIL 30,                                                     2006           2005         2004 1
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $    17.06     $    12.96     $    12.59
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                                 .07 2          .17 2          .26
Net realized and unrealized gain                                                     4.78           4.34            .44
                                                                               -----------------------------------------
Total from investment operations                                                     4.85           4.51            .70
------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                                 (.23)          (.23)          (.27)
Distributions from net realized gain                                                 (.57)          (.18)          (.06)
                                                                               -----------------------------------------
Total dividends and/or distributions
to shareholders                                                                      (.80)          (.41)          (.33)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $    21.11     $    17.06     $    12.96
                                                                               =========================================

------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                                                  28.96%         35.07%          5.43%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                       $   36,119     $   13,784     $    2,317
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                              $   23,521     $    7,167     $      929
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                                                0.35%          1.05%          2.12%
Total expenses                                                                       2.47%          2.57%          2.78%
Expenses after waivers and reduction
to custodian expenses                                                                2.25%          2.25%          2.25%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                77%            92%           117%

1. For the period from October 1, 2003 (inception of offering) to April 30,
2004.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        30 | OPPENHEIMER REAL ESTATE FUND

CLASS N     YEAR ENDED APRIL 30,                                                     2006           2005         2004 1
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $    17.08     $    12.97     $    12.59
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                                 .17 2          .24 2          .29
Net realized and unrealized gain                                                     4.78           4.36            .42
                                                                               -----------------------------------------
Total from investment operations                                                     4.95           4.60            .71
------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                                 (.30)          (.31)          (.27)
Distributions from net realized gain                                                 (.57)          (.18)          (.06)
                                                                               -----------------------------------------
Total dividends and/or distributions
to shareholders                                                                      (.87)          (.49)          (.33)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $    21.16     $    17.08     $    12.97
                                                                               =========================================

------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                                                  29.59%         35.80%          5.56%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                       $   10,438     $    4,098     $      268
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                              $    6,912     $    1,581     $       97
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                                                0.84%          1.51%          2.30%
Total expenses                                                                       1.99%          2.11%          2.10%
Expenses after waivers and reduction
to custodian expenses                                                                1.75%          1.75%          1.75%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                77%            92%           117%

1. For the period from October 1, 2003 (inception of offering) to April 30,
2004.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        31 | OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS Y     YEAR ENDED APRIL 30,                                                     2006           2005         2004 1
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $    17.08     $    12.98     $    12.59
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                                 .26 2          .35 2          .25
Net realized and unrealized gain                                                     4.82           4.34            .51
                                                                               ---------------------------------------------
Total from investment operations                                                     5.08           4.69            .76
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                                 (.41)          (.41)          (.31)
Distributions from net realized gain                                                 (.57)          (.18)          (.06)
                                                                               ---------------------------------------------
Total dividends and/or distributions to shareholders                                 (.98)          (.59)          (.37)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $    21.18     $    17.08     $    12.98
                                                                               =============================================

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                                                  30.47%         36.57%          5.90%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                       $  114,185     $   24,193     $   16,278
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                              $   58,522     $   20,274     $   16,633
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                                                1.32%          2.27%          3.12%
Total expenses                                                                       1.07% 5        1.14% 5        1.23% 5,6
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                77%            92%           117%

1. For the period from October 1, 2003 (inception of offering) to April 30,
2004.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver and reimbursement of expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        32 | OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Real Estate Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek total return through investment in real estate securities. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with Cornerstone Real Estate Advisers LLC, an indirect, wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company, the parent company of the Manager.

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing


                        33 | OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provisions are required, however, during the year ended April 30, 2006, the Fund paid federal excise tax of $5,773.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be


                        34 | OPPENHEIMER REAL ESTATE FUND
able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                               NET UNREALIZED
                                                                 APPRECIATION
                                                             BASED ON COST OF
                                                               SECURITIES AND
    UNDISTRIBUTED      UNDISTRIBUTED        ACCUMULATED     OTHER INVESTMENTS
    NET INVESTMENT         LONG-TERM               LOSS    FOR FEDERAL INCOME
    INCOME                      GAIN   CARRYFORWARD 1,2          TAX PURPOSES
    --------------------------------------------------------------------------
    $4,154,706            $1,688,241                $--           $55,922,987

1. During the fiscal year ended April 30, 2006, the Fund did not utilize any capital loss carryforward.

2. During the fiscal year ended April 30, 2005, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

      In addition, distributions paid by the Fund's investments in real estate investment trusts (REITS) often include a "return of capital" which is recorded by the Fund as a reduction of the cost basis of securities held. The Internal Revenue Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flows will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital, and is generally not taxable to shareholders.

Accordingly, the following amounts have been reclassified for April 30, 2006. Net assets of the Fund were unaffected by the reclassifications.

                                             REDUCTION TO        REDUCTION TO
                                              ACCUMULATED     ACCUMULATED NET
                 INCREASE TO               NET INVESTMENT       REALIZED GAIN
                 PAID-IN CAPITAL                     LOSS    ON INVESTMENTS 3
                 -------------------------------------------------------------
                 $720,116                         $54,146            $774,262

3. $725,889, including $209,736 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended April 30, 2006 and April 30, 2005 was as follows:

                                               YEAR ENDED          YEAR ENDED
                                           APRIL 30, 2006      APRIL 30, 2005
                 -------------------------------------------------------------
                 Distributions paid from:
                 Ordinary income              $ 8,251,773        $  2,071,414
                 Long-term capital gain         2,412,516             488,354
                                              --------------------------------
                 Total                        $10,664,289        $  2,559,768
                                              ================================


                        35 | OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

           Federal tax cost of securities            $311,621,822
                                                     =============

           Gross unrealized appreciation             $ 56,843,822
           Gross unrealized depreciation                 (920,835)
                                                     -------------
           Net unrealized appreciation               $ 55,922,987
                                                     =============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended April 30, 2006, the Fund's projected benefit obligations were increased by $6,002, resulting in an accumulated liability of $6,002 as of April 30, 2006.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian


                        36 | OPPENHEIMER REAL ESTATE FUND
account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. At April 30, 2006, the Fund had $1,385 of such earnings on cash balances available to offset future custodian fees or interest expenses incurred during the next fiscal year.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                YEAR ENDED APRIL 30, 2006     YEAR ENDED APRIL 30, 2005
                                  SHARES           AMOUNT       SHARES           AMOUNT
----------------------------------------------------------------------------------------
CLASS A
Sold                           5,770,206    $ 113,536,645    3,411,435    $  54,186,430
Dividends and/or
distributions reinvested         280,868        5,359,770       76,724        1,254,701
Redeemed                      (1,771,592)     (34,603,908)    (770,649)     (12,274,567)
                              ----------------------------------------------------------
Net increase                   4,279,482    $  84,292,507    2,717,510    $  43,166,564
                              ==========================================================

----------------------------------------------------------------------------------------
CLASS B
Sold                             841,290    $  16,276,659      834,316    $  13,087,054
Dividends and/or
distributions reinvested          45,787          875,236       12,889          212,244
Redeemed                        (362,877)      (7,089,940)    (247,201)      (3,963,288)
                              ----------------------------------------------------------
Net increase                     524,200    $  10,061,955      600,004    $   9,336,010
                              ==========================================================


                        37 | OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST Continued

                                YEAR ENDED APRIL 30, 2006     YEAR ENDED APRIL 30, 2005
                                  SHARES           AMOUNT       SHARES           AMOUNT
----------------------------------------------------------------------------------------
CLASS C
Sold                           1,155,071    $  22,846,306      782,568    $  12,361,481
Dividends and/or
distributions reinvested          46,154          882,677       10,242          168,836
Redeemed                        (297,762)      (5,859,454)    (163,776)      (2,580,473)
                              ----------------------------------------------------------
Net increase                     903,463    $  17,869,529      629,034    $   9,949,844
                              ==========================================================

----------------------------------------------------------------------------------------
CLASS N
Sold                             379,975    $   7,510,623      237,410    $   3,840,506
Dividends and/or
distributions reinvested          14,869          284,333        2,234           36,949
Redeemed                        (141,425)      (2,784,237)     (20,367)        (332,016)
                              ----------------------------------------------------------
Net increase                     253,419    $   5,010,719      219,277    $   3,545,439
                              ==========================================================

----------------------------------------------------------------------------------------
CLASS Y
Sold                           4,044,256    $  80,843,220      145,092    $   2,350,640
Dividends and/or
distributions reinvested         146,428        2,794,151       48,131          770,344
Redeemed                        (216,047)      (4,459,710)     (31,402)        (497,007)
                              ----------------------------------------------------------
Net increase                   3,974,637    $  79,177,661      161,821    $   2,623,977
                              ==========================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended April 30, 2006, were as follows:

                                                PURCHASES             SALES
                 ----------------------------------------------------------
                 Investment securities       $363,821,748      $174,907,081

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an average annual rate of 1.00% of average daily net assets of the Fund.

--------------------------------------------------------------------------------
SUB-ADVISOR FEES. The Manager retains Cornerstone Real Estate Advisers, Inc. (the Sub-Advisor) to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Advisor an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Advisor under the Sub-Advisory agreement is paid by the Manager, not by the Fund. The Manager will pay the Sub-Advisor a fee equal to 40% of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers (voluntary or otherwise). Notwithstanding the foregoing, if the Manager, without the Sub-


                        38 | OPPENHEIMER REAL ESTATE FUND

Advisor's concurrence, agrees to voluntarily waive a portion of the investment management fee the Fund is required to pay to the Manager, the Sub-Advisor's fee hereunder shall be based upon the investment management fee the Fund would have to pay exclusive of any such waiver agreed to by the Manager in it sole discretion. For the year ended April 30, 2006, the Manager paid $839,633 to the Sub-Advisor for services to the Fund.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended April 30, 2006, the Fund paid $417,289 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 per annum for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at April 30, 2006 for Class B, Class C and Class N shares were $437,000, $291,654 and $85,359, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.


                        39 | OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                     CLASS A          CLASS B         CLASS C         CLASS N
                      CLASS A     CONTINGENT       CONTINGENT      CONTINGENT      CONTINGENT
                    FRONT-END       DEFERRED         DEFERRED        DEFERRED        DEFERRED
                SALES CHARGES  SALES CHARGES    SALES CHARGES   SALES CHARGES   SALES CHARGES
                  RETAINED BY    RETAINED BY      RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED        DISTRIBUTOR    DISTRIBUTOR      DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
----------------------------------------------------------------------------------------------
April 30, 2006       $322,832            $--          $37,805          $6,645          $4,890

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. The Manager has agreed to waive its management fees and/or reimburse expenses such that total expenses for Class A shares do not exceed 1.50% of average daily net assets, Class B and Class C shares will each not exceed 2.25% of average daily net assets, Class N shares will not exceed 1.75% of average daily net assets and Class Y shares will not exceed 1.25% of average daily net assets. During the year ended April 30, 2006, the Manager reimbursed the Fund $37,535, $56,148, $48,347 and $12,144 for Class A, Class B, Class C and Class N shares, respectively. These undertakings are voluntary and may be amended or withdrawn at any time.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended April 30, 2006, OFS waived $7,771, $2,248 and $4,300 for Class B, Class C and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on December 14, 2005, the Board of Trustees of the Fund appointed KPMG LLP as the independent registered public accounting firm to the Fund to replace the firm of Ernst & Young LLP, who were dismissed as the independent registered public accounting firm to the Fund. This change in the Fund's auditors was approved by the Fund's audit committee and ratified by the Fund's independent Trustees.

      The reports of Ernst & Young LLP on the Fund's financial statements for the fiscal years ended April 30, 2005 and April 30, 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

      During the Fund's fiscal years ended April 30, 2005 and April 30, 2004, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in their reports.


                        40 | OPPENHEIMER REAL ESTATE FUND

--------------------------------------------------------------------------------
6. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds excluding the Fund) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However, the Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings.


                        41 | OPPENHEIMER REAL ESTATE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER REAL ESTATE FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Real Estate Fund, including the statement of investments, as of April 30, 2006, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended April 30, 2005 and the financial highlights for the period March 4, 2002 (commencement of operations) to April 30, 2005, were audited by another independent registered public accounting firm, whose report dated May 26, 2005, expressed an unqualified opinion thereon.

      We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Real Estate Fund as of April 30, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.


KPMG LLP

Denver, Colorado
June 15, 2006


                        42 | OPPENHEIMER REAL ESTATE FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2006, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2005. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Capital gain distributions of $0.1991 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 9, 2005. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      None of the dividends paid by the Fund during the fiscal year ended April 30, 2006 are eligible for the corporate dividend-received deduction.

      A portion, if any, of the dividends paid by the Fund during the fiscal year ended April 30, 2006 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $85,049 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2006, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

      Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended April 30, 2006, $135,993 or 3.66% of the ordinary distributions paid by the Fund qualifies as an interest related dividend and $7,642,267 or 100% of the short-term capital gain distribution paid by the Fund qualifies as a short-term capital gain dividend.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                        43 | OPPENHEIMER REAL ESTATE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                        44 | OPPENHEIMER REAL ESTATE FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AND SUB-ADVISORY AGREEMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's advisory and sub-advisory agreements (the "Agreements"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager and Cornerstone Real Estate Advisers LLC (the "Sub-Adviser") provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance. The Board met twice during the six-month period ended April 30, 2006 to consider approving the Agreements. In December 2005, the Board, including a majority of the independent Trustees, determined to approve the Agreements for a four-month period (ending April 30, 2006) instead of an annual period because profitability information for the Sub-Adviser was not yet available. After receiving and reviewing these materials in February 2006 (in addition to materials already provided to the Board in connection with its December 2005 review) the Board determined to approve the Agreements through December 31, 2006.

      In advance of the Board's December 2005 approval, the Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's and Sub-Adviser's services, (ii) the investment performance of the Fund, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services by the Manager and its affiliates, (v) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager and Sub-Adviser from their relationship with the Fund. The profitability of the Sub-Adviser was considered in conjunction with the February 2006 approvals. The Board was aware that there are alternatives to retaining the Manager and the Sub-Adviser.

      NATURE AND EXTENT OF SERVICES. The Board considered information on the nature and extent of the services provided to the Fund by the Manager, the Sub-Adviser and their affiliates and information regarding the personnel that provide such services. The Manager's duties include providing and supervising all administrative and clerical personnel that are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment. The Sub-Adviser provides the Fund with the services of the portfolio manager and the Sub-Adviser's investment team,


                        45 | OPPENHEIMER REAL ESTATE FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AND SUB-ADVISORY AGREEMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

who provide research, analysis and other advisory services in regard to the Fund's investments, and securities trading services.

      QUALITY OF SERVICES. The Board also considered the quality of the services provided and the quality of the Manager's and Sub-Adviser's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States and that the Sub-Adviser has had over ten years as an investment adviser with respect to real estate assets and securities. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided by the Sub-Adviser, the Board considered the experience of Scott Westphal and the Sub-Adviser's investment team and analysts. Mr. Westphal is employed by the Sub-Adviser and has had over 14 years of experience managing equity investments. The Board members also considered their experiences with the Manager through their service as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which it also reviews at other times during the year in connection with the renewal of the Fund's service agreements. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreements as a result of the Manager's and Sub-Adviser's experience, reputation, personnel, operations, and resources.

      INVESTMENT PERFORMANCE OF THE FUND. During the year, the Manager provided information on the investment performance of the Fund at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other real estate funds advised by other investment advisers. The Board noted that the Fund's one-year and three-year performance were better than its peer group average.

      MANAGEMENT FEES AND EXPENSES. The Board reviewed the fees paid to the Manager and its affiliates and the other expenses borne by the Fund. The Board also evaluated the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other real estate funds and other funds with comparable asset levels and distribution features. The Manager has agreed to voluntarily waive fees and/or reimburse certain expenses such that total annual operating expenses do not exceed 1.50% of average daily net assets for Class A, 2.25% of average daily net assets for Class B and Class C, 1.75% of average daily net assets for Class N and 1.25% of average daily net assets for Class Y. The Board noted that the Fund's contractual and actual management fees were higher than its peer group


                        46 | OPPENHEIMER REAL ESTATE FUND
median and average although its total expenses were lower than its peer group median and average. The Board noted that the Manager, not the Fund, pays the Sub-Adviser's fee under the sub advisory agreement.

      ECONOMIES OF SCALE. The Board reviewed the extent to which the Manager may realize economies of scale in managing and supporting the Fund, the extent to which those economies of scale benefit the Fund's shareholders and the current level of Fund assets in relation to the Fund's management fee. The Board considered that the Fund has recently experienced significant asset growth.

      BENEFITS TO THE MANAGER AND SUB-ADVISER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the fee paid to the Sub-Adviser, the costs associated with the other personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board considered that the Manager and the Sub-Adviser must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders. In addition to considering the profits realized by the Manager and the Sub-Adviser, the Board considered information regarding the direct and indirect benefits the Manager and the Sub-Adviser receive as a result of their relationship with the Fund, including compensation paid to the Manager's affiliates for services provided and research provided to the Manager and Sub-Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and the independent Trustees. Fund counsel is independent of the Manager and the Sub-Adviser within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, concluded in December 2005 and then again in February 2006 after having reviewed the Sub-Adviser's profitability information, that the nature, extent and quality of the services provided to the Fund by the Manager and the Sub-Adviser are a benefit to the Fund and in the best interest of the Fund's shareholders and that the amount and structure of the compensation received by the Manager and its affiliates are reasonable in relation to the services provided. Accordingly, the Board elected in December 2005 to continue the Agreements for a four-month period, and elected in February 2006 to continue the Agreements for the remainder of the 2006 calendar year, as discussed above. In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the Agreements, including the management fee, in light of all of the surrounding circumstances.


                        47 | OPPENHEIMER REAL ESTATE FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE     PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER
FUND LENGTH OF SERVICE, AGE         TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF PORTFOLIOS IN THE
                                    FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                         THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON
TRUSTEES                            WAY, CENTENNIAL, COLORADO 80112-3924. EACH TRUSTEE SERVES FOR AN
                                    INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION, RETIREMENT,
                                    DEATH OR REMOVAL.

CLAYTON K. YEUTTER,                 Director of American Commercial Lines (barge company) (since
Chairman of the Board               January 2005); Attorney at Hogan & Hartson (law firm) (since
of Trustees (since 2003),           June 1993); Director of Covanta Holding Corp. (waste-to-energy
Trustee (since 2005)                company) (since 2002); Director of Weyerhaeuser Corp.
Age: 75                             (1999-April 2004); Director of Caterpillar, Inc. (1993-December
                                    2002); Director of ConAgra Foods (1993-2001); Director of Texas
                                    Instruments (1993-2001); Director of FMC Corporation
                                    (1993-2001). Oversees 38 portfolios in the OppenheimerFunds complex.

MATTHEW P. FINK,                    Trustee of the Committee for Economic Development (policy
Trustee (since 2005)                research foundation) (since 2005); Director of ICI Education
Age: 65                             Foundation (education foundation) (since October 1991);
                                    President of the Investment Company Institute (trade
                                    association) (October 1991-June 2004); Director of ICI Mutual
                                    Insurance Company (insurance company) (October 1991-June 2004).
                                    Oversees 38 portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,                    A director or trustee of other Oppenheimer funds. Oversees 48
Trustee (since 2005)                portfolios in the OppenheimerFunds complex.
Age: 72

PHILLIP A. GRIFFITHS,               Distinguished Presidential Fellow for International Affairs
Trustee (since 2005)                (since 2002) and Member (since 1979) of the National Academy of
Age: 67                             Sciences; Council on Foreign Relations (since 2002); Director of
                                    GSI Lumonics Inc. (precision medical equipment supplier)
                                    (since 2001); Senior Advisor of The Andrew W. Mellon Foundation
                                    (since 2001); Chair of Science Initiative Group (since 1999);
                                    Member of the American Philosophical Society (since 1996);
                                    Trustee of Woodward Academy (since 1983); Foreign Associate of
                                    Third World Academy of Sciences; Director of the Institute for
                                    Advanced Study (1991-2004); Director of Bankers Trust New York
                                    Corporation (1994-1999); Provost at Duke University (1983-1991).
                                    Oversees 38 portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                     Trustee of the American Symphony Orchestra (not-for-profit)
Trustee (since 2005)                (since October 1998); and Senior Vice President and General
Age: 63                             Auditor of American Express Company (financial services company)
                                    (July 1998-February 2003). Oversees 38 portfolios in the
                                    OppenheimerFunds complex.

JOEL W. MOTLEY,                     Director of Columbia Equity Financial Corp. (privately-held
Trustee (since 2005)                financial adviser) (since 2002); Managing Director of Carmona
Age: 53                             Motley, Inc. (privately-held financial adviser) (since January
                                    2002); Managing Director of Carmona Motley Hoffman Inc.
                                    (privately-held financial adviser) (January 1998-December 2001);
                                    Member of the Finance and Budget Committee of the Council on
                                    Foreign Relations, the Investment Committee of the Episcopal
                                    Church of America, the Investment Committee and Board of Human
                                    Rights Watch and the Investment Committee of Historic Hudson
                                    Valley. Oversees 38 portfolios in the OppenheimerFunds complex.

KENNETH A. RANDALL,                 Director of Dominion Resources, Inc. (electric utility holding
Trustee (since 2005)                company) (February 1972-October 2005); Former Director of Prime
Age: 78                             Retail, Inc. (real estate investment trust), Dominion Energy
                                    Inc. (electric power and oil & gas producer), Lumberman's


                        48 | OPPENHEIMER REAL ESTATE FUND

KENNETH A. RANDALL,                 Mutual Casualty Company, American Motorists Insurance Company
Continued                           and American Manufacturers Mutual Insurance Company; Former
                                    President and Chief Executive Officer of The Conference Board,
                                    Inc. (international economic and business research). Oversees
                                    38 portfolios in the OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,           Chairman of The Directorship Search Group, Inc. (corporate
Trustee (since 2005)                governance consulting and executive recruiting) (since 1993);
Age: 74                             Life Trustee of International House (non-profit educational organization); Founder, Chairman and Chief Executive Officer of
                                    Russell Reynolds Associates, Inc. (1969-1993); Banker at J.P.
                                    Morgan & Co. (1958-1966); 1st Lt. Strategic Air Command, U.S.
                                    Air Force (1954-1958). Oversees 38 portfolios in the
                                    OppenheimerFunds complex.

JOSEPH M. WIKLER,                   Director of the following medical device companies: Medintec
Trustee (since 2002)                (since 1992) and Cathco (since 1996); Director of Lakes
Age: 65                             Environmental Association (since 1996); Member of the Investment
                                    Committee of the Associated Jewish Charities of Baltimore (since
                                    1994); Director of Fortis/Hartford mutual funds (1994-December
                                    2001). Oversees 38 portfolios in the OppenheimerFunds complex.

PETER I. WOLD,                      President of Wold Oil Properties, Inc. (oil and gas exploration
Trustee (since 2002)                and production company) (since 1994); Vice President, Secretary
Age: 58                             and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (since 1996); Vice President of Wold Talc
                                    Company, Inc. (talc mining) (since 1999); Managing Member of
                                    Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of
                                    Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 38 portfolios in the
                                    OppenheimerFunds complex.

BRIAN F. WRUBLE,                    General Partner of Odyssey Partners, L.P. (hedge fund) (since
Trustee (since 2005)                September 1995); Director of Special Value Opportunities Fund,
Age: 63                             LLC (registered investment company) (since September 2004);
                                    Member of Zurich Financial Investment Advisory Board (insurance)
                                    (since October 2004); Board of Governing Trustees of The Jackson
                                    Laboratory (non-profit) (since August 1990); Trustee of the
                                    Institute for Advanced Study (non-profit educational institute)
                                    (since May 1992); Special Limited Partner of Odyssey Investment
                                    Partners, LLC (private equity investment) (January
                                    1999-September 2004); Trustee of Research Foundation of AIMR
                                    (2000-2002) (investment research, non-profit); Governor, Jerome
                                    Levy Economics Institute of Bard College (August 1990-September
                                    2001) (economics research); Director of Ray & Berendtson, Inc.
                                    (May 2000-April 2002) (executive search firm). Oversees 48 portfolios in the OppenheimerFunds complex.

----------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                  THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225
AND OFFICER                         LIBERTY STREET, 11TH FLOOR, NEW YORK, NEW YORK 10281-1008. MR.
                                    MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE TERM, OR UNTIL HIS
                                    RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR
                                    AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH
                                    OR REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS
                                    POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                     Chairman, Chief Executive Officer and Director (since June 2001)
Trustee, President and              and President (since September 2000) of the Manager; President
Principal Executive Officer         and a director or trustee of other Oppenheimer funds; President
(since 2002-2004                    and Director of Oppenheimer Acquisition Corp. ("OAC") (the
and since 2005)                     Manager's parent holding company) and of Oppenheimer Partnership
Age: 56                             Holdings, Inc. (holding company subsidiary of the Manager)
                                    (since July 2001); Director of OppenheimerFunds Distributor,
                                    Inc. (subsidiary of the Manager) (since November 2001); Chairman and Director of Shareholder Services, Inc. and of Shareholder
                                    Financial Services, Inc. (transfer agent subsidiaries of the
                                    Manager)


                        49 | OPPENHEIMER REAL ESTATE FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

JOHN V. MURPHY,                     (since July 2001); President and Director of OppenheimerFunds
Continued                           Legacy Program (charitable trust program established by the
                                    Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset
                                    Management, Inc., Centennial Asset Management Corporation,
                                    Trinity Investment Management Corporation and Tremont Capital
                                    Management, Inc. (since November 2001), HarbourView Asset
                                    Management Corporation and OFI Private Investments, Inc. (since
                                    July 2001); President (since November 1, 2001) and Director
                                    (since July 2001) of Oppenheimer Real Asset Management, Inc.;
                                    Executive Vice President of Massachusetts Mutual Life Insurance
                                    Company (OAC's parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson
                                    Capital Management LLC) (since June 1995); Member of the
                                    Investment Company Institute's Board of Governors (since October
                                    3, 2003); Chief Operating Officer of the Manager (September
                                    2000-June 2001); President and Trustee of MML Series Investment
                                    Fund and MassMutual Select Funds (open-end investment
                                    companies) (November 1999-November 2001); Director of C.M. Life
                                    Insurance Company (September 1999-August 2000); President, Chief
                                    Executive Officer and Director of MML Bay State Life Insurance
                                    Company (September 1999-August 2000); Director of Emerald Isle
                                    Bancorp and Hibernia Savings Bank (wholly-owned subsidiary of
                                    Emerald Isle Bancorp) (June 1989-June 1998). Oversees 86
                                    portfolios in the OppenheimerFunds complex.

----------------------------------------------------------------------------------------------------
OTHER OFFICERS                      THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS:
                                    FOR MR. ZACK, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET,
                                    NEW YORK, NEW YORK 10281-1008, FOR MESSRS. VANDEHEY AND WIXTED,
                                    6803 S. TUCSON WAY, CENTENNIAL, COLORADO 80112-3924. EACH
                                    OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER
                                    RESIGNATION, RETIREMENT DEATH OR REMOVAL.

MARK S. VANDEHEY,                   Senior Vice President and Chief Compliance Officer of the
Vice President and Chief            Manager (since March 2004); Vice President of OppenheimerFunds
Compliance Officer                  Distributor, Inc., Centennial Asset Management Corporation and
(since 2004)                        Shareholder Services, Inc. (since June 1983). Former Vice
Age: 55                             President and Director of Internal Audit of the Manager (1997-
                                    February 2004). An officer of 86 portfolios in the
                                    OppenheimerFunds complex.

BRIAN W. WIXTED,                    Senior Vice President and Treasurer of the Manager (since March
Treasurer and Principal             1999); Treasurer of the following: HarbourView Asset Management
Financial and Accounting            Corporation, Shareholder Financial Services, Inc., Shareholder
Officer (since 2002)                Services, Inc., Oppenheimer Real Asset Management Corporation,
Age: 46                             and Oppenheimer Partnership Holdings, Inc. (since March 1999),
                                    OFI Private Investments, Inc. (since March 2000),
                                    OppenheimerFunds International Ltd. (since May 2000),
                                    OppenheimerFunds plc (since May 2000), OFI Institutional Asset
                                    Management, Inc. (since November 2000), and OppenheimerFunds
                                    Legacy Program (charitable trust program established by the
                                    Manager) (since June 2003); Treasurer and Chief Financial
                                    Officer of OFI Trust Company (trust company subsidiary of the
                                    Manager) (since May 2000); Assistant Treasurer of the following:
                                    OAC (since March 1999),Centennial Asset Management Corporation
                                    (March 1999-October 2003) and OppenheimerFunds Legacy Program
                                    (April 2000-June 2003); Principal and Chief Operating Officer of
                                    Bankers Trust Company-Mutual Fund Services Division (March
                                    1995-March 1999). An officer of 86 portfolios in the
                                    OppenheimerFunds complex.

ROBERT G. ZACK,                     Executive Vice President (since January 2004) and General
Secretary (since 2002)              Counsel (since March 2002) of the Manager; General Counsel and
Age: 57                             Director of the Distributor (since December 2001); General
                                    Counsel of Centennial Asset Management Corporation (since
                                    December 2001); Senior Vice President and General Counsel of
                                    HarbourView Asset Management Corporation (since December 2001);
                                    Secretary and General Counsel of OAC (since November 2001);


                        50 | OPPENHEIMER REAL ESTATE FUND

ROBERT G. ZACK,                     Assistant Secretary (since September 1997) and Director (since
Continued                           November 2001) of OppenheimerFunds International Ltd. and
                                    OppenheimerFunds plc; Vice President and Director of Oppenheimer
                                    Partnership Holdings, Inc. (since December 2002); Director of
                                    Oppenheimer Real Asset Management, Inc. (since November 2001);
                                    Senior Vice President, General Counsel and Director of
                                    Shareholder Financial Services, Inc. and Shareholder Services,
                                    Inc. (since December 2001); Senior Vice President, General
                                    Counsel and Director of OFI Private Investments, Inc. and OFI
                                    Trust Company (since November 2001); Vice President of
                                    OppenheimerFunds Legacy Program (since June 2003); Senior Vice
                                    President and General Counsel of OFI Institutional Asset
                                    Management, Inc. (since November 2001); Director of
                                    OppenheimerFunds (Asia) Limited (since December 2003); Senior
                                    Vice President (May 1985-December 2003), Acting General Counsel
                                    (November 2001-February 2002) and Associate General Counsel (May
                                    1981-October 2001) of the Manager; Assistant Secretary of the
                                    following: Shareholder Services, Inc. (May 1985-November 2001),
                                    Shareholder Financial Services, Inc. (November 1989-November
                                    2001), and OppenheimerFunds International Ltd. (September
                                    1997-November 2001). An officer of 86 portfolios in the
                                    OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.


                        51 | OPPENHEIMER REAL ESTATE FUND




ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that the registrant does not have an audit committee financial expert serving on its Audit Committee. In this regard, no member of the Audit Committee was identified as having all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an "audit committee financial expert," whether through the type of specialized education or experience described in that Instruction. The Board has concluded that while the members of the Audit Committee collectively have the necessary attributes and experience required to serve effectively as an Audit Committee, no single member possesses all of the required technical attributes through the particular methods of education or experience set forth in the Instructions to be designated as an audit committee financial expert.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $20,000 in fiscal 2006 and $19,450 in fiscal 2005.

(b)      Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees for the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $156,805 for fiscal 2006 and no such fees for fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include:  internal control reviews.

(c)      Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $5,000 in fiscal 2006 and no such fees in fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include:  Preparation of Form 5500.

(d)      All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees for the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during fiscal 2006 and $115,000 during fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.


(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

         The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

         Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

         (2) 100%

(f)      Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $161,805 in fiscal 2006 and $115,000 in fiscal 2005 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.




ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

 2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

     o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

     o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

     o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

     o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

     The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.


ITEM 11.  CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of April 30, 2006, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange

Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.  EXHIBITS.

(a)      (1) Exhibit attached hereto.

         (2) Exhibits attached hereto.

         (3) Not applicable.

(b) Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Real Estate Fund

By:      /s/ JOHN V. MURPHY
         ---------------------------
         John V. Murphy
         Principal Executive Officer
Date:    June 15, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ JOHN V. MURPHY
         ------------------
         John V. Murphy
         Principal Executive Officer
Date:    June 15, 2006

By:      /s/ BRIAN W. WIXTED
         --------------------
         Brian W. Wixted
         Principal Financial Officer
Date:    June 15, 2006